UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest

event reported) July 23, 2013

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	00-30747	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

10250 Constellation Blvd., Suite 1640, Los Angeles, California 90067

(Address of principal executive offices and zip code)

(310) 286-1144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.*

On July 23, 2013, PacWest Bancorp announced its results of operations and financial condition for the quarter and six months ended June 30, 2013. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

The information set forth under the captions “PacWest and CapitalSource Merger Announcement”, “Forward-Looking Statements” and “Additional Information About the Proposed Transaction and Where to Find It” in the press release furnished as Exhibit 99.1 is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.*

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated July 23, 2013

*The information furnished under Item 2.02 and Item 9.01 of this Current Period on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of PacWest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PacWest Bancorp

	By	/s/ Jared M. Wolff
	Name:	Jared M. Wolff
	Title:	Executive VP and General Counsel
Date: July 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 23, 2013